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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                                                             (THREADNEEDLE LOGO)

                     PROSPECTUS SUPPLEMENT -- SEPT. 26, 2008

FUND                                                              PROSPECTUS DATE         FORM #
RiverSource 120/20 Contrarian Equity Fund                          June 27, 2008       S-6502-99 F
RiverSource 130/30 U.S. Equity Fund                                June 27, 2008       S-6502-99 F
Threadneedle Global Extended Alpha Fund                             Aug. 1, 2008       S-6334-99 AF


The following information supplements disclosure in each above-referenced Fund's prospectus and remains in effect until further notice:

Due to recent market events, regulatory authorities in various countries, including the United States, have enacted temporary rules prohibiting the short-selling of certain stocks. The length of the bans and the types of securities included in the bans vary from country to country. While most prohibitions focus on the short-selling of financial stocks, some countries may have more extensive bans.

As described in the prospectus, the Fund utilizes a long/short investment strategy in which a portion of the Fund's assets are short positions. While the prohibitions remain in effect, the Fund will be restricted from engaging in short sales of certain securities, primarily in the financial sector.

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S-6502-2 A (9/08)